UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2007
(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC
(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-00 47th Avenue Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)

(718) 937-5765
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2007, Sirona Dental Systems, Inc. issued a press release announcing its financial results for the fiscal second quarter ended March 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated Thursday, May 10, 2007, of Sirona Dental Systems, Inc., announcing its financial results for the fiscal second quarter ended March, 31 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.		SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date:	May 10, 2007	By:	/s/ Jost Fischer
Jost Fischer
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated Thursday, May 10, 2007, of Sirona Dental Systems, Inc., announcing its financial results for the fiscal second quarter ended March, 31 2007.